UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                        AMENDMENT NO. 1 TO CURRENT REPORT

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                November 30, 2005
                Date of report (Date of earliest event reported)

                               MedSolutions, Inc.
               (Exact Name of Registrant as Specified in Charter)

            Texas                    0-32995                      75-2531556
(State or Other Jurisdiction       (Commission                  (IRS Employer
      of Incorporation)            File Number)              Identification No.)


                 12750 Merit Drive, Park Central VII, Suite 770
                               Dallas, Texas 75251
              (Address of Principal Executive Offices and Zip Code)

                                 (972) 931-2374
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

INTRODUCTORY NOTE

     On November 30, 2005, MedSolutions, Inc. (the "Company") completed its acquisition (the "Acquisition") of certain of the assets, including customer contracts, and took over the regulated medical waste operations of Positive Impact Waste Solutions, LLC, a Delaware limited liability company ("PIWS"). PIWS was formed and commenced operations in September, 2004.

     On December 5, 2005, the Company filed a Current Report on Form 8-K (the "Current Report") to report, among other things, the Acquisition. The purpose of this Amendment No. 1 to the Current Report is to file the financial statements and pro forma information required by Item 9.01 of Form 8-K.

The Company hereby amends and restates Item 9.01 of the Current Report to read in its entirety as follows:

     (a)  Financial Statements of Businesses Acquired

          Report of Independent Auditors

          Statement of Net Assets Available for Sale as of December 31, 2004 and November 30, 2005

          Statement of Revenues and Operating Expenses from September 1, 2004 through December 31, 2004 and January 1, 2005 through November 30, 2005

          Statement of Cash Flows from September 1, 2004 through December 31, 2004 and January 1, 2005 through November 30, 2005

          Notes to the Financial Statements of Positive Impact Waste Solutions, LLC - Processing Division.

     (b)  Pro Forma Financial Information

          Overview

          Condensed Consolidated Balance Sheet (unaudited) as of September 30, 2005.

          Pro Forma Condensed Consolidated Statement of Operations (unaudited) for the nine and twelve months ended September 30, 2005 and December 31, 2004, respectively.

          Notes to the Unaudited Pro Forma Condensed Consolidated Statement of Operations

     (c)  Exhibits

          2.1 Asset Purchase Agreement dated as of November 30, 2005, by and between MedSolutions, Inc. and Positive Impact Waste Solutions, LLC (filed as Exhibit 2.1 to the Company's Current Report on Form 8-K on December 5, 2005, and incorporated hereby in reference).

                               MedSolutions, Inc.
                          Index to Financial Statements

                                                                            Page
                                                                            ----

Financial  Statements  of Positive  Impact  Waste  Solutions,  LLC -
     Processing Division                                                       4

     Report of Independent Public Accounting Firm                              5

     Statement  of Net Assets  Available  for Sale as of  December  31,
          2004 and November 30, 2005                                           6

     Statement of Revenues and Operating Expenses from September 1,
          2004 through December 31,2004 and January 1, 2005 through
          November 30, 2005                                                    7

     Statement of Cash flows from  September  1, 2004 through  December
          31, 2004 and January 1, 2005 through November 30, 2005               8

     Notes to Financial Statements                                          9-12

Pro-forma Financial Information

     Overview to Pro-forma Condensed Consolidated Information                 13

     Condensed  Consolidated  Balance Sheet (unaudited) as of September
          30, 2005                                                         14-15

     Pro-forma Condensed Consolidated Statement of Operations (unaudited)
          for the nine and twelve  months ended  September 30, 2005 and
          December 31, 2004 respectively.                                  16-17

     Notes to Unaudited Pro-forma Information                                 18

Index to Exhibits                                                             20

                     Positive Impact Waste Solutions, LLC -
                               Processing Division
                              Financial Statements
                From September 1, 2004 through December 31, 2004
                  and January 1, 2005 through November 30, 2005











                             Grainger & Co., P.C.
                          Certified Public Accountants

                            ========================
                              Grainger & Co., P.C.
                            ========================
                          Certified Public Accountants

                             67 E. Greywing Circle
                           The Woodlands, Texas 77382
                                 (936)321-4796

To the Members
Positive Impact Waste Solutions, LLC - Processing Division:


We have audited the accompanying Statements of Net Assets Available for Sale of Positive Impact Waste Solutions, LLC - Processing Division (a Delaware Limited Liability Company) as of December 31, 2004 and November 30, 2005 and the related Statements of Revenues and Operating Expenses and Cash Flows from September 1, 2004 through December 31, 2004 and from January 1, 2005 through November 30, 2005. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards in The United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as an evaluation of the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

As described in the Notes to the Financial Statements, the accompanying financial statements were prepared to present the Net Assets Available for Sale of Positive Impact Waste Solutions, LLC - Processing Division as of December 31, 2004 and November 30, 2005 and the related Statements of Revenues and Operating Expenses and Cash Flows from September 1, 2004 through December 31, 2004 and from January 1, 2005 through November 30, 2005, pursuant to the Purchase Agreement between Positive Impact Waste Solutions, LLC and MedSolutions, Inc.

In our opinion, the financial statements referred to above present fairly, in all material respects, the Net Assets Available for Sale of Positive Impact Waste Solutions, LLC - Processing Division of December 31, 2004 and November 30, 2005 and its Revenues and Operating Expenses and its Cash Flows from September 1, 2004 through December 31, 2004 and from January 1, 2005 through November 30, 2005 pursuant to the Purchase Agreement between Positive Impact Waste Solutions, LLC and MedSolutions, Inc. referred to in the Notes to the Financial Statements, in conformity with generally accepted accounting principles in the United States of America.


     Grainger & Co., P.C.

Grainger & Co., P.C.
January 27, 2006

           Positive Impact Waste Solutions, LLC - Processing Division
                   Statement of Net Assets Available for Sale
                  As of December 31, 2004 and November 30, 2005


                                     Assets


                                               November 30,   December 31,
                                                   2005           2004
                                               ------------   ------------
Current Assets
  Accounts Receivable                          $    130,181   $    167,506
                                               ------------   ------------
            Total Current Assets                    130,181        167,506

Property, Plant & Equipment                       3,251,146      3,826,509

Other Assets                                        652,597        822,825
                                               ------------   ------------


            Total Assets                       $  4,033,924     $4,816,840
                                               ============   ============





                  Liabilities & Net Assets Available for Sale



Current Liabilities
  Accounts Payable                             $     97,212   $     66,733
                                               ------------   ------------
            Total Current Liabilities                97,212         66,733
                                               ------------   ------------

            Total Liabilities                        97,212         66,733


Net Assets Available for Sale                     3,936,712      4,750,107
                                               ------------   ------------

            Total Liablilites and Net Assets
              Available for Sale               $  4,033,924   $  4,816,840
                                               ============   ============

           Positive Impact Waste Solutions, LLC - Processing Division
                  Statement of Revenues and Operating Expenses
              From September 1, 2004 through December 31, 2004 and
                    January 1, 2005 through November 30, 2005


                  Statement of Revenues and Operating Expenses


                                                November 30,    December 31,
                                                    2005            2004
                                                ------------    ------------
Sales                                           $  1,274,810    $    473,617
Cost of Sales                                     (1,034,680)       (326,744)
                                                ------------    ------------
             Gross Profit                            240,130         146,873


Operating Expenses
  Operations
     Payroll Expenses                                 91,233          34,885
     Supervision                                      76,167          24,550
  Sales                                              101,893          22,046
                                                ------------    ------------
      Total Operating Expenses                       269,293          81,481
                                                ------------    ------------

             Revenues in Excess of Operating
              Expenses (Operating Expenses in
              Excess of Revenues) before
              Depreciation and Amortization          (29,163)         65,392


  Depreciation and Amortization                      790,075         246,691
                                                ------------    ------------


             (Operating Expenses in
              Excess of Revenues)               $   (819,238)   $   (181,299)
                                                ============    ============


  Statement of Net Assets Available for Sale


Beginning Net Assets Available for Sale         $  4,750,107    $  4,942,058
Adjustments                                            5,843         (10,652)
Operating Expenses in Excess of Revenues            (819,238)       (181,299)
                                                ------------    ------------
Ending Net Assets Available for Sale            $  3,936,712    $  4,750,107
                                                ============    ============

           Positive Impact Waste Solutions, LLC - Processing Division
                             Statement of Cash Flows
              From September 1, 2004 through December 31, 2004 and
                    January 1, 2005 through November 30, 2005


                                                 November 30,    December 31,
                                                     2005            2004
                                                 ------------    ------------

Cash Flows from Operating Activities
  (Operating Expenses in Excess of Revenues)     $   (819,238)      $(181,299)
  Adjustments to reconcile (Operating Expenses
      in Excess of Revenues) to Net Cash Flows
      from Operating Activities:
    Depreciation and Amortization                     790,075         246,691
    (Increase) Decrease in Accounts Receivable         37,325         (35,197)
    Increase (Decrease) in Accounts Payable            30,479            (516)
                                                 ------------    ------------
      Net Cash Flows from Operating Activities   $     38,641    $     29,679

Cash Flows from Investing Activities
  Additions to Property, Plant and Equipment          (44,483)        (19,028)
                                                 ------------    ------------
     Cash Flows from Investing Activities             (44,483)        (19,028)

Cash Flows from Financing Activities
  Accounts Receivable transferred to PIWS, LLC       (130,101)       (167,506)
  Accounts Payable transferred to PIWS, LLC            97,212          66,733
  Cash transferred from PIWS, LLC                      38,731          90,122
                                                 ------------    ------------
     Cash Flows from Financing Activities               5,842         (10,651)



             Net Increase in Cash                           0               0

             Cash at beginning of period                    0               0
                                                 ------------    ------------

             Cash at end of period               $          0    $          0
                                                 ============    ============

Note 1 - Summary of significant accounting policies

Nature of business

The Processing Division of Positive Impact Waste Solutions, LLC (PIWS) (the Company) is in the medical waste business. They have contracted with various large and small quantity generators to pick up and dispose of medical waste in accordance with regulations. They use a patented process and equipment manufactured by PIWS in their manufacturing division. Processing of waste is approximately 50% of the total business of PIWS. Their customers are usually well established businesses with a good credit history and generally do not present significant credit risks and the associated losses. The division has not established an allowance for certain receivables which may be un-collectable. PIWS was formed on September 1, 2004 as a Delaware Limited Liability Company. The accompanying financial statements are produced to show the Net Assets Available for Sale, the Revenues and Operating Expenses and Cash Flow from the processing division only. There are no corporate overhead expenses that have been allocated to the division. The use of GAAP in the preparation of these statements may require the use of estimates from management.


Depreciation
------------

The Company uses the straight-line method of depreciation for book purposes with useful lives of four to ten years depending on asset class.


Federal and State Income Taxes
------------------------------

The Company is a Delaware Limited Liability Company and has chosen to file as a partnership for federal income tax purposes. They file a return each year whereby income and losses are passed out to the partners in their respective interests. The Company is subject to state income or franchise taxes, however, due the excess of operating expenses over revenues, there is no provision for these taxes and the calculation of any deferred tax benefits relating to this division cannot be determined at this time.

Note 2 - Sale of Business

The Company entered into an agreement with MedSolutions, Inc., an unrelated corporation, to sell substantially all of the net assets of the Processing Division as of the close of business on November 30, 2005.


The details of the sale are as follows:


     Cash                                                             $  700,000
     Promissory Note (a non-interest bearing note payable in
              three equal installments beginning on the 120th day
              after closing, the second due on the 240th day, and the
              final due the on the one-year anniversary.)*               300,000
     Promissory Note (six monthly interest only payments of $3,667 beginning the 30th day after closing, and 54 monthly
              payments, principal and interest of $12,162,
              8% interest rate) *                                        550,000
     Stock (360,000 restricted common shares of
             MedSolutions, Inc. @  $1.25 per share)                      450,000
                                                                      ----------

              Total sales price                                       $2,000,000
                                                                      ==========


     *Promissory Note balance is subject to adjustment based on actual revenues realized by the Buyer from the customer contracts acquired following three months after closing and delivery of assigned customer contracts representing at least 90% of the actual revenue represented to the Buyer from PIWS.

The Net Assets transferred are as follows:
Assets - (at estimated fair value)
         Processing units #1,3,4,5,6 and 7                            $1,013,675
         Other equipment including vehicles and tub inventory            144,800

         Intangibles -
                  Customer Lists                                      $  500,915
                  Goodwill                                               340,610
                                                                      ----------
                                                                         841,525

                           Total                                      $2,000,000

Liabilities                                                                  -0-
                                                                      ----------
                           Net Assets Sold                            $2,000,000
                                                                      ==========


Accounts Receivables and Payables were not involved in the sale.

Note 3 - Property, Plant and Equipment

Fixed assets consist of the following:

                                                Nov. 30, 2005    Dec. 31, 2004
                                                -------------    -------------

         Operating Equipment                    $   3,745,680    $   3,708,906
         Other Equipment including vehicles
            and tub inventory                         353,304          345,593
                                                -------------    -------------


                  Total Assets                  $   4,098,984    $   4,054,499
         Accumulated Depreciation                    (847,838)        (227,990)
                                                -------------    -------------
                  Net Fixed Assets              $   3,251,146    $   3,826,509
                                                =============    =============



Other assets consist of the following:

         Goodwill and Customer Lists            $     841,525    $     841,525
         Accumulated Amortization                    (188,928)         (18,700)
                                                -------------    -------------

                  Net Other Assets              $     652,597    $     822,825
                                                =============    =============


Note 4 - Lease obligations

     The processing division has several leases for equipment and real estate that were assumed by MedSolutions, Inc. in the purchase. They are all operating leases and are detailed as follows.

Description                        Type        Monthly Payment      Expiration
-----------                        ----        ---------------      ----------

PIWS - Odessa, TX                  Storage     $  500               N/A
West. Business Park, Amarillo, TX  Warehouse      450               2/28/06
Sealy Business Park, SA, TX        Warehouse    1,314               2/29/08
Witchita, KS                       Warehouse    1,830               5/31/06
PIWS - Emporia, KS                 Processing   4,000               2/28/07
24 foot box truck                  Box Truck      849 plus mileage  2/11/06
16 foot parcel van                 Isuzu Van      875 plus mileage  3/18/06

Note 5 - Net Assets Available for Sale

The Net Assets Available for Sale is a computation derived from subtracting liabilities from assets and does not reflect the actual equity purchased or the equity of the division.

Unaudited Pro Forma Condensed Consolidated Financial Information

Overview

The following unaudited pro forma condensed consolidated financial statements give effect to the acquisition of certain of the assets, including customer contracts, of PIWS at September 30, 2005 pursuant to the acquisition. The acquisition was accounted for under the purchase method of accounting in accordance with Statement of Financial Accounting Standards, (SFAS), No. 141 "Business Combinations" by which the acquiring company records the acquired assets at their fair market values.

The unaudited condensed consolidated balance sheet presented herein reflects the combined accounts including the acquisition which occurred on November 30, 2005. Included in the unaudited condensed consolidated balance sheet includes the entries to record the purchase price of PIWS which consisted of (i) $700,000 cash, (ii) a promissory note in the original principal amount of $300,000 bearing no interest and payable in three equal installments of principal in the amount of $100,000 each, with the first such installment due on March 30, 2006, the second such installment due on July 28, 2006, and the third such installment due on November 30, 2006, (iii) a promissory note in the original principal amount of $550,000, bearing interest at the annual rate of 8%, and payable in six equal installments of interest only in the amount of $3,666.66 each due monthly beginning on December 30, 2005, and 54 monthly installments of principal and interest in the amount of $12,161.83 each thereafter; (iv) and 360,000 shares of Common Stock. The purchase price for the acquired assets may be adjusted downward (x) depending upon the amount of revenues realized by the Company from the customer contracts acquired from PIWS for the ensuing three months following the closing of the transaction; and (y) if PIWS fails to deliver assignments of its customer contracts acquired by the Company representing at least 90% of the aggregate revenues represented thereby within 90 days of the closing of the transaction (or 180 days of the closing of the transaction if PIWS has delivered at least 75% but less than 90% of such contracts within 90 days of the closing of the transaction). Any such adjustment to the purchase price will be deducted 33% from the principal amount of the $300,000 note, 33% from the principal amount of the $550,000 note, and 34% by redemption and cancellation of the shares of Common Stock issued to PIWS at the rate of $1.25 per share. The cash portion of the purchase price was funded from the proceeds of a sale of the Company's Common Stock in a private placement to, and a loan to the Company pursuant to a promissory note from, one of its shareholders, and loans from two additional shareholders. The purchase price was determined largely based upon the amount of revenues PIWS has generated from its regulated medical waste disposal business and the value of the equipment acquired. Pursuant to the Agreement and the transaction documents related thereto, PIWS granted the Company the exclusive right to service customers located within the states of Texas and Kansas with PIWS' mobile treatment units, and also granted the Company certain rights of first refusal with respect to such exclusive right in additional states.

The unaudited pro forma condensed consolidated balance sheet has been prepared to reflect the acquisition as if it occurred on September 30, 2005. The unaudited pro forma condensed consolidated statements of operations reflect the results of operations of the Company and PIWS for the four months ended December 31, 2004 and for the nine months ended September 30, 2005 as if the acquisition occurred on September 1, 2004.

The unaudited pro forma condensed consolidated financial statements are presented for illustrative purposes only and are not necessarily indicative of the consolidated financial position or results of operations in future periods or the results that actually would have been realized if the acquisition occurred during the specified period. The pro forma adjustments are based on available financial information and certain estimates and assumptions set forth in the accompanying notes. The unaudited pro forma condensed consolidated financial statements, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with, historical consolidated financial statements and the related notes thereto of the Company included in its Form 10-KSB for the year ended December 31, 2004 and its Form 10-QSB for the three and nine months ended September 30, 2005, each of which are on file with the Securities and Exchange Commission, and the audited financial statements of PIWS included in this filing.


                               MEDSOLUTIONS, INC.
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                               September 30, 2005

                                              Historical       Historical PIWS
                                             MedSolutions,      as of November      Pro Forma          Adjusted
                                                 Inc.             30, 2005         Adjustments         Pro Forma
ASSETS                                        (unaudited)         (audited)        (unaudited)        (unaudited)
Current Assets:
  Cash                                      $       180,498    $          --     $          --      $       180,498
  Accounts receivable - trade, net                1,532,881            130,181 1        (130,181)         1,532,881
  Prepaid expenses and other
    current assets                                  343,459               --                --              343,459
  Supplies                                            7,277               --                --                7,277
                                            ---------------    ---------------   ---------------    ---------------
Total Current Assets                              2,064,115            130,181          (130,181)         2,064,115


Property and equipment - at cost,
 net  of accumulated depreciation                 2,068,619          3,251,146 2      (2,092,671)         3,227,094

Intangible assets - Customer list                 1,495,510            652,597 3        (151,682)         1,996,425
Goodwill                                          2,025,673               --   4         340,610          2,366,283
Permits                                              63,500               --                --               63,500
Other assets                                         37,490               --                --               37,490
                                            ---------------    ---------------   ---------------    ---------------
Total Assets                                $     7,754,907    $     4,033,924   $    (2,033,924)   $     9,754,907
                                            ===============    ===============   ===============    ===============



LIABILITIES AND STOCKHOLDERS'
EQUITY
Current Liabilities:
  Note payable to bank                                 --                 --                --                 --
  Convertible debentures                             40,135               --                --               40,135
  Current maturities of
    long-term obligations                           183,796               --                --              183,796
  Accounts payable                                  977,221             97,212 5         (97,212)           977,221
  Accrued liabilities                             1,471,321               --                --            1,471,321
  Current maturities - Notes
    payable to Positive Impact Waste
    Solutions, LLC                                     --                 --   6       1,035,000          1,035,000
  Current maturities - Notes
    payable to Med-Con                              160,574               --                --              160,574
  Current maturities - notes
    payable to On Call                              474,345               --                --              474,345
  Current maturities - notes
    payable to stockholders                         720,968               --                --              720,968
  Current maturities -
    litigation settlements                           99,810               --                --               99,810
  Advances from stockholders                         74,579               --                --               74,579
                                            ---------------    ---------------   ---------------    ---------------
      Total Current Liabilities                   4,202,749             97,212           937,788          5,237,749

Long-term obligations, less
  current maturities                                813,663               --                --              813,663
Notes payable - Positive Impact Waste
  Solutions, LLC, less current maturities              --                 --   7         515,000            515,000
Notes payable - Med-Con, less
  current maturities                                309,797               --                --              309,797
Notes payable - On Call, less
  current maturities                                150,655               --                --              150,655
Notes payable - stockholder,
  less current maturities                           784,200               --                --              784,200
Smart Jobs litigation settlement,
  less current maturities                              --                 --                --                 --
                                            ---------------    ---------------   ---------------    ---------------
      Total Liabilities                           6,261,064             97,212         1,452,788          7,811,064

Stockholders' Equity:
  Preferred stock                                       283               --                --                  283
  Common stock                                       21,028               --   8             360             21,478
  Additional paid-in capital                     24,171,746          3,936,712        (3,487,072)        24,621,296
  Accumulated deficit                           (22,681,214)              --                --          (22,681,214)
  Treasury stock                                    (18,000)              --                --              (18,000)
                                            ---------------    ---------------   ---------------    ---------------
      Total Stockholders' Equity                  1,493,843          3,936,712 9      (3,486,712)         1,943,843
                                            ---------------    ---------------   ---------------    ---------------
      Total Liabilities and
        Stockholders' Equity                $     7,754,907    $     3,936,712   $    (2,033,924)   $     9,754,907
                                            ===============    ===============   ===============    ===============

 See accompanying notes to condensed unaudited pro forma consolidated financial statements with explanations of pro forma adjustments.

The balance sheet presented above as of September 30, 2005, reflects the combined balance sheet of MedSolutions, Inc. and the acquired net assets available for sale of PIWS as if the acquisition was consummated on September 30, 2005. The acquisition was consummated on November 30, 2005.

Pro forma adjustments were made to the condensed consolidated balance sheet at September 30, 2005 as follows:

Note 1 - Eliminated balance ($130,181) of accounts receivable - trade, net from PIWS not purchased through acquisition.

Note 2 - Assigned $1,158,475 as fair value of equipment purchased. Eliminated net book value of PIWS property and equipment ($3,251,146)

Note 3 - Assigned $500,915 to PIWS customer list. Eliminated the net book value of $652,997 assigned to customer list on PIWS books.

Note 4 - Assigned $340,610 to goodwill.

Note 5 - Eliminated balance of ($97,212) of accounts payable from PIWS not assumed through acquisition.

Note 6 - Record current portion of $1,035,000 of notes payable issued to PIWS for part of acquisition price.

Note 7 - Record non-current portion of $515,000 of notes payable issued to PIWS for part of acquisition price.

Note 8 - Record issuance of 360,000 shares (par value = $360.00) of MSI common stock to PIWS for part of acquisition price.

Note 9 - Record Additional Paid in Capital portion from shares of MSI common stock issued to PIWS for part of acquisition price ($449,640) and eliminate $3,936,712 from PIWS balance sheet for net assets available for sale.


                               MEDSOLUTIONS, INC.

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                      Twelve Months Ended December 31, 2004

                                     ------

                                                                      Historical PIWS
                                                                        For the four
                                                   Historical           months ended
                                                  MedSolutions,         December 31,          Pro Forma            Adjusted
                                                       Inc.                 2004             Adjustments           Pro Forma
                                                    (Audited)            (Audited)           (Unaudited)          (Unaudited)
Revenues                                         $     7,926,330      $       473,617      $          --        $     8,399,947
Cost of revenues                                       5,692,801              326,744                 --              6,019,545
                                                 ---------------      ---------------      ---------------      ---------------
Gross profit                                           2,233,529              146,873                 --              2,380,402
Operating expenses:
  Selling, general and
administrative
     expenses                                          2,202,697               81,481                 --              2,284,178
  Depreciation and amortization                          579,332              246,691  10         (136,065)             689,958
  Impairment of customer list                            139,330                 --                   --                139,330
                                                 ---------------      ---------------      ---------------      ---------------
  Total operating expenses                             2,921,359              328,172             (136,065)           3,113,466
                                                 ---------------      ---------------      ---------------      ---------------
Income (loss) from operations                           (687,830)            (181,299)             136,065             (733,064)

Interest expense                                         317,854                 --    11           14,667              332,521
Other income                                             (13,050)                --                   --                (13,050)
                                                 ---------------      ---------------      ---------------      ---------------
                                                         304,804                 --                 14,667              319,471
                                                 ---------------      ---------------      ---------------      ---------------
Net income (loss)                                $      (992,634)     $      (181,299)     $       121,398      $    (1,052,535)
                                                 ===============      ===============      ===============      ===============

Basic net income per common share                $          (.06)                                               $          (.06)
                                                 ===============                                                ===============
Weighted average common shares
used in basic and diluted income
per share                                             18,113,411                                                     18,233,411
                                                 ===============                                                ===============


             See accompanying notes to condensed unaudited pro forma
                       consolidated financial statements.


Pro forma adjustments were made to the statement of operations for the twelve months ended December 31, 2004 to reflect interest expense on acquisition debt and depreciation and amortization expense resulting from equipment and customer list purchased from PIWS.

Note 10 Entry to reverse depreciation and amortization from PIWS books = $246,691 plus entry to record depreciation and amortization of assets acquired ($1,158,475 of equipment and $500,915 assigned to customer list divided by 60 months = $27,656.50 per month depreciation and amortization times 4 months = $110,626. Net amount = $136,065 reversed.

Note 11 Entry to record interest expense on $550,000 note to PIWS for the period of September 1, 2004 to December 31, 2004. ($550,000 x 8% divided by 360 days x 120 actual days lapsed = $14,667).


                               MEDSOLUTIONS, INC.

       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                      Nine Months Ended September 30, 2005

                                     ------

                                                            Historical
                                                           PIWS for the
                                                          eleven months
                                                          ended November
                                        Historical          30, 2005            Pro Forma            Adjusted
                                       MedSolutions        (See Note A)        Adjustments           Proforma
                                                             (Audited)
Revenues                              $    6,747,027      $    1,041,299      $         --        $    7,788,326
Cost of revenues                           4,125,403             845,154                --             4,970,557
                                      --------------      --------------      --------------      --------------
Gross profit                               2,621,624             196,145                --             2,817,769

Operating expenses:
  Selling, general and
administrative
     expenses                              1,873,778             219,966                --             2,093,744
  Depreciation and amortization              516,714             646,425  12        (397,517)            765,622
                                      --------------      --------------      --------------      --------------
  Total operating expenses                 2,390,492             866,391            (397,515)          2,859,366
                                      --------------      --------------      --------------      --------------
Income (loss) from operations                231,132            (670,246)            397,515             (41,597)

Interest expense                             269,736                --    13          33,000             302,736
Gain on ATE settlement                      (650,468)               --                  --              (650,468)
Other income                                    --                  --                  --                  --
                                      --------------      --------------      --------------      --------------
                                            (380,732)               --                33,000            (347,732)
                                      --------------      --------------      --------------      --------------
Net income                            $      611,864      $     (670,246)     $      364,515      $      306,135
                                      ==============      ==============      ==============      ==============

Basic net income per common share     $          .03                                              $          .02
                                      ==============                                              ==============
Weighted average common shares
used in basic and diluted income
per share                                  19,641,473                                                 20,001,473
                                      ==============                                              ==============



             See accompanying notes to condensed unaudited pro forma
                       consolidated financial statements.

Note A - PIWS financial statements for the interim period presented above were derived by removing the two months ended November 30, 2005 from the audited financial statements.

Pro forma adjustments were made to the statement of operations for the nine months ended September 30, 2005 to reflect interest expense on acquisition debt and depreciation and amortization expense resulting from equipment and customer list purchased from PIWS.

Note 12 Entry to reverse depreciation and amortization from PIWS books = $646,425 plus entry to record depreciation and amortization of assets acquired ($1,158,475 of equipment and $500,915 assigned to customer list divided by 60 months = $27,656.50 per month depreciation and amortization times 9 months = $248,910. Net amount = $397,515 reversed.

Note 13 Entry to record interest expense on $550,000 note to PIWS for the period of January 1, 2005 to September 30, 2005. ($550,000 x 8% divided by 360 days x 270 actual days lapsed = $33,000).


MedSolutions purchased the following assets in the following table in exchange for the amount paid.

                  Description                                                   Amount
                  -----------                                                   ------
                  Purchase price:
                  ---------------

                  Cash paid                                                     $   700,000
                  Promissory notes                                                  850,000
                  MSI Common Stock issued, 360,000 shares                           450,000
                                                                                -----------
                  Total purchase price                                          $ 2,000,000
                                                                                ===========

                  Assets acquired:
                  ----------------

                  6 Processing units                                            $ 1,013,675
                  Other equipment including vehicles and tub inventory              144,800
(See note below)  Allocation to customer list, to be amortized over 5 years         500,915
(See note below)  Allocation to goodwill                                            340,610
                                                                                -----------
                  Total assets acquired                                         $ 2,000,000
                                                                                ===========


Note - Allocations to customer list and goodwill are estimates and will be finalized based upon the completion of an independent evaluation by a qualified appraiser.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           MEDSOLUTIONS, INC.

Date: March 8, 2006                    By:  /s/ Matthew H. Fleeger
                                           -----------------------
                                           Matthew H. Fleeger
                                           President and Chief Executive Officer

                                INDEX TO EXHIBITS

2.1 Asset Purchase Agreement dated as of November 30, 2005, by and between MedSolutions, Inc. and Positive Impact Waste Solutions, LLC (filed as
     Exhibit 2.1 to the Company's Current Report on Form 8-K on December 5, 2005, and incorporated hereby in reference).